UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CALAMOS® INVESTMENT TRUST

CALAMOS® ADVISORS TRUST

CALAMOS® ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST

CALAMOS® ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

July 30, 2025

CALAMOS INVESTMENT TRUST

CALAMOS® ADVISORS TRUST

CALAMOS® ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST

CALAMOS® ETF TRUST

2020 Calmos Court

Naperville, Illinois 60563-2787

Dear Valued Shareholder:

As a shareholder of one or more of the Calamos Funds, you should have recently received in the mail or through email, important proxy material requesting your vote on several proposals relating to the modernization of the Calamos Funds. The proposals, as set forth on the enclosed proxy form and in the proxy statement you received, are designed to streamline, improve efficiencies or provide operational flexibility and reduce cost to shareholders. These proposals along with the election of Trustees will be presented at the Special Meeting of Shareholders scheduled to be held on Tuesday, August 19, 2025 at 3:00pm Central Time.

ACCORDING TO OUR RECORDS WE HAVE NOT RECEIVED YOUR PROXY VOTE. Voting will ensure your shares and your say are represented at the Special Meeting. Please review the proxy material and vote your shares accordingly. Remember, your vote is important enough to the outcome of this Special Meeting for us to be reaching out to you.

YOU CAN VOTE USING ONE OF THE CONVENIENT OPTIONS BELOW:

●	Online: Visit the website indicated on the enclosed proxy card.
●	Phone: Call (800) 758-5880. You can speak to a representative to place your vote.
●	Mail: Sign, date and return the enclosed proxy card in the postage-paid envelope provided.

VOTING IS EASY AND ONLY TAKES A MOMENT OF YOUR TIME. By casting your proxy vote now, you will ensure that your shares are represented and that we will not need to reach out to you further relating to the voting process. Detailed information about the Special Meeting of Shareholders and the proposals to be voted on can be found in the proxy statement, or online at: vote.proxyonline.com/Calamos/docs

If you have any questions about the proposals, you may contact us at (800) 758-5880. Representatives are available 9:00 am to 10:00 pm Eastern Time, Monday through Friday and Saturday from 10:00 am to 9:00 pm Eastern Time.

Thank you for your time and consideration.

Sincerely,

John P. Calamos Sr.

Trustee and President

RXXXXX

To:

CC:

Subject: Calamos Funds Joint Special Meeting of Shareholders August 19, 2025

CALAMOS INVESTMENT TRUST

CALAMOS ADVISORS TRUST
CALAMOS ETF TRUST

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

AUGUST 19, 2025

July 30, 2025

Dear Shareholder:

A joint special meeting of shareholders of each trust named above (each, a “Trust”), on behalf of each fund and portfolio organized as a series of the Trusts (each, a “Fund,” and collectively, the “Funds”) has been called to be held in the Calamos Café on the lower level of the offices of CALAMOS ADVISORS LLC, each Fund’s investment adviser, 2020 Calamos Court, Naperville, Illinois, at 3:00 p.m., central time, on Tuesday, August 19, 2025.

Please click the “VOTE HERE” button below to access and review the proxy material and cast your vote. If you prefer to receive the proxy statement and proxy card in paper format to complete and return via U.S. mail, please contact us toll-free at (800) 758-5880. To facilitate the timely delivery of your proxy, please make your request for a paper copy as soon as possible.

NOTE: If you encounter any issues with the above button or do not see it, you may also log in directly by navigating to or clicking the link below and, once there, enter your control number.

vote.proxyonline.com/Calamos/20679            Control Number: XXXXXXXXXXX

Shareholders of record as of the close of business on June 20, 2025 are entitled to notice of, and to vote at, the Special Meeting (or any adjournment of the meeting).

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on August 19, 2025: This Notice and the Proxy Statement are available on the Internet at www.Calamos.com/fundproxy.

By Order of the Board of Trustees

of each Trust,

Erik D. Ojala

Secretary